UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2019

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive Suite 1000 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
(312) 696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Entry into a Material Definitive Agreement.
On May 22, 2019, Century Aluminum Asia Holdings Ltd. (“CAHL”), a wholly-owned subsidiary of Century Aluminum Company (the “Company”), entered into an equity transfer agreement (the “Equity Transfer Agreement”) with Guangxi Qiangqiang Carbon Co., Ltd. (“GQQ”) pursuant to which GQQ has agreed to acquire all of CAHL’s forty percent (40%) interest in Baise Haohai Carbon Co., Ltd. ("BHH"), a carbon anode and cathode facility in China. Prior to the sale, BHH was operated as a joint venture between CAHL and GQQ. GQQ has agreed to pay CAHL RMB144,931,600 in cash payable in two equal installments of RMB72,465,800, with the first payment due not later than July 5, 2019 and the second payment due not later than December 31, 2019. Payment of the purchase price is guaranteed by GQQ’s parent company Guangxi Investment Yinhai Aluminum Group Co., Ltd.
The transaction is subject to customary closing conditions. In the event that any of the closing conditions are not satisfied on or prior to June 30, 2019, other than as a result of a failure on the part of CAHL to comply with or perform its obligations under the Equity Transfer Agreement, then CAHL is entitled to liquidated damages in the amount of RMB7,000,000.

Cautionary Statement
This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements about future, not past, events and involve certain important risks and uncertainties, any of which could cause events to differ materially from those expressed in our forward-looking statements. We do not undertake, and specifically disclaim, any obligation to revise any forward-looking statements to reflect the occurrence of future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	May 28, 2019	By:	/s/ Jesse E. Gary
			Name:	Jesse E. Gary
			Title:	Executive Vice President, Chief Operating Officer, General Counsel & Secretary